LEGG MASON PARTNERS INVESTMENT SERIES

On behalf of

Legg Mason Partners Variable Government Portfolio

Supplement dated November 1, 2006

To the Prospectus dated February 28, 2006 of

Legg Mason Partners Variable Government Portfolio

Effective November 1, 2006, the fund’s Board has approved a change in the fund’s benchmark to the Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index to reflect the fund’s increased focus on mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by 15-year to 30-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Prior to November 1, 2006, the fund’s benchmark was Lehman Brothers Government Bond Index, which is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year.

FD03474